UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

RUBICON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33834	36-4419301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 East Green Street Bensenville, Illinois		60106
(Address of principal executive offices)		(Zip Code)

(847) 295-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 below, the annual meeting of stockholders (the “Annual Meeting”) of Rubicon Technology, Inc. (the “Company”) was held on May 10, 2018. At this meeting, the Company’s stockholders approved, by an affirmative vote of the majority of the Company’s outstanding shares of common stock an amendment (the “Amendment”) to the Company’s Certificate of Incorporation (as amended the “Certificate of Incorporation”) to reduce the number of authorized shares of preferred stock allowed under the Certificate of Incorporation from 5,000,000 to 1,000,000. The Board previously approved the Amendment and recommended that it be submitted to the Company’s stockholders for approval. On May 10, 2018, following the Annual Meeting, the Board determined to effect the preferred stock reduction and approved the corresponding final form of the Certificate of Amendment containing the Amendment, and the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The Amendment is effective as of 12:01 a.m. (Delaware time) on May 15, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 10, 2018, where a quorum existed, the proposals set forth below were submitted to a vote of the Company’s stockholders. Stockholders of record as of March 21, 2018 were entitled to vote at the meeting. As of March 21, 2018, the Company had 2,739,691 shares of common stock outstanding. The final voting results are as follows:

	Proposal	For	Withhold		Broker Non-Votes
1.	Election of Timothy Brog as a Class II director to serve for a three-year term.	1,116,341	272,310		1,030,394
	Election of Michael Mikolajczyk as a Class II director to serve for a three-year term.	1,115,598	273,053		1,030,394

		For	Against	Abstain	Broker Non-Votes
2.	Approval of an amendment of the Certificate of Incorporation to decrease the authorized number of shares of preferred stock.	1,074,605	3,022	410	1,030,394
3.	Ratification of the selection of Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018.	2,098,307	7,790	2,334	-
4.	A non-binding advisory vote to approve the compensation of our named executive officers.	1,059,683	17,102	1,252	1,030,394

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed or furnished as part of this report:

Exhibit No.	Description

3.1*	Ninth Amendment to the Certificate of Incorporation.

*     Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBICON TECHNOLOGY, INC.

Dated: May 15, 2018	By:	/s/ Mardel A. Graffy
	Name:	Mardel A. Graffy
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1*	Ninth Amendment to the Certificate of Incorporation.

*     Filed herewith.

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